EXHIBIT 10.51

TEMPORARY DEFERRAL AGREEMENT

THIS TEMPORARY DEFERRAL AGREEMENT (this "Temporary Deferral Agreement"), dated as of July 30, 2003, is by and among BMC Industries, Inc., a Minnesota corporation ("Borrower"), the several banks and other financial institutions set forth on the signature pages hereto in their capacities as lenders under the Credit Agreement (as defined below), DEUTSCHE BANK TRUST COMPANY AMERICAS (formerly named Bankers Trust Company), as Agent for the Lenders (in such capacity, the "Agent") and as a Lender, and Bank One, NA, as Documentation Agent and a Lender.

W I T N E S S E T H :

        WHEREAS, Borrower, Lenders and Agent are parties to that certain Third Amended and Restated Credit Agreement dated as of September 27, 2002 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "Credit Agreement"), pursuant to which Lenders have provided to Borrower credit facilities and other financial accommodations;

        WHEREAS, Borrower, Lenders and Agent executed an Agreement and Temporary Waiver dated as of June 30, 2003 (the "Waiver");

        WHEREAS, Borrower, Lenders and Agent executed a First Amended Agreement and Temporary Waiver dated as of July 15, 2003 (the "First Amended Waiver"); and

        WHEREAS, Borrower has requested that Agent and Lenders defer certain payments of interest coming due under the Credit Agreement as set forth herein and Lenders and Agent are agreeable to the same, subject to the terms and conditions hereof.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants contained herein, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

        1.                Defined Terms.  Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Credit Agreement.

        2.               Temporary Deferral.  (a) Subject to the conditions set forth in Section 6 hereof, Agent and Lenders hereby temporarily defer during the Deferral Period (as defined below) the interest payments due and owing by the Borrower on each of the dates set forth on Annex A to this Deferral Agreement (the "Temporary Interest Deferral") provided that all such interest payments shall be immediately due and owing in full upon the last day of the Deferral Period.

            For purposes of this Temporary Deferral Agreement, "Deferral Period" means the period commencing on the Effective Date and terminating on the earliest of (a) August 28, 2003; and (b) the occurrence of an Additional Default (as defined below) under the Loan Documents.

                        (b)       Nothing herein shall limit or restrict in any way the rights and remedies of Agent or any Lender with respect to any Unmatured Event of Default or Event of Default other than the Events of Default which would exist absent this Temporary Deferral Agreement (including any breach by the Borrower of any covenant contained in Section 4 of this Agreement) (collectively, the "Additional Defaults" and, individually, each an "Additional Default").

                        (c)       Notwithstanding the agreement under this Temporary Deferral Agreement or anything in the Credit Agreement to the contrary, the Borrower hereby acknowledges and agrees that during the Deferral Period no Revolving Lender shall be obligated to make Revolving Loans pursuant to the terms and conditions of the Credit Agreement.

                        (d)       BORROWER EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE AGREEMENTS SET FORTH IN THIS SECTION 2 ARE EFFECTIVE ONLY DURING THE DEFERRAL PERIOD AND THAT, AFTER THE TERMINATION OF THE DEFERRAL PERIOD, THE CREDIT AGREEMENT WILL BE IN MATERIAL DEFAULT AND AGENT AND LENDERS WILL BE FULLY ENTITLED IMMEDIATELY TO EXERCISE THEIR RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, THE LOAN DOCUMENTS OR APPLICABLE LAW WITHOUT REGARD TO ANY MATTERS TRANSPIRING DURING THE DEFERRAL PERIOD OR THE FINANCIAL CONDITION OR PROSPECTS OF  BORROWER AND ITS SUBSIDIARIES.  BORROWER UNDERSTANDS THAT AGENT AND LENDERS ARE EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 2(d) AND WOULD NOT HAVE ENTERED INTO THIS TEMPORARY DEFERRAL AGREEMENT BUT FOR BORROWER'S ACKNOWLEDGMENT AND AGREEMENT IN THIS SECTION 2(d).

        3.               Other Agreements of the Parties.  Each of the Agent, the Lenders and the Borrower hereby agree that until such time as the Required Lenders otherwise consent in writing, the Borrower shall only be entitled to elect Interest Periods of up to one month for any Notice of Borrowing or Notice of Conversion or Continuation with respect to Eurodollar Loans.

        4.               Covenants of the Borrower.  The Borrower hereby further covenants and agrees that it will (and that its failure to do so will be deemed an immediate Event of Default under the Credit Agreement and an Additional Default hereunder):

                        (a)       provide to the Agent and the Lenders by 12:00 p.m. (Chicago time) August 8, 2003, a restructuring plan for Borrower and its Subsidiaries (the "Restructuring Plan") which Restructuring Plan shall be in form and substance reasonably satisfactory to the Agent; and

                        (b)       pay promptly upon invoice thereof the fees and expenses of counsel, advisors, consultants and other Persons retained by the Agent (or such Persons) in connection with the proposed restructuring of the Borrower, including, without limitation, the fees and expenses of Winston & Strawn, counsel to the Agent, and Alvarez and Marsal, Inc.

        5.               Representations and Warranties.  In order to induce Agent and Lenders to enter into this Temporary Deferral Agreement, Borrower hereby represents and warrants to Agent and Lenders, in each case after giving effect to this Temporary Deferral Agreement, as follows:

                    (a)             Borrower has the right, power and capacity and has been duly authorized and empowered by all requisite corporate and shareholder action to enter into, execute, deliver and perform this Temporary Deferral Agreement and all agreements, documents and instruments executed and delivered pursuant to this Temporary Deferral Agreement.

                    (b)            This Temporary Deferral Agreement constitutes Borrower's legal, valid and binding obligation, enforceable against it, except as enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law or otherwise).

                    (c)             The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent specifically made with regard to a particular date, in which case such representation and warranty is true and correct in all material respects as of such earlier date).

                    (d)            Borrower's execution, delivery and performance of this Temporary Deferral Agreement do not and will not violate its Articles or Certificate of Incorporation or By-laws, any law, rule, regulation, order, writ, judgment, decree or award applicable to it or any contractual provision (except as otherwise expressly waived hereby) to which it is a party or to which it or any of its property is subject.

                    (e)             No authorization or approval or other action by, and no notice to or filing or registration with, any governmental authority or regulatory body (other than those which have been obtained and are in force and effect) is required in connection with the execution, delivery and performance by Borrower or any other Credit Party of this Temporary Deferral Agreement and all agreements, documents and instruments executed and delivered pursuant to this Temporary Deferral Agreement.

                    (f)              No Event of Default or Unmatured Event of Default exists under the Credit Agreement (except as is the subject of a prior waiver under the First Amended Waiver).

        6.               Conditions to Effectiveness of Temporary Deferral Agreement. This Temporary Deferral Agreement shall become effective on the date (the "Effective Date") each of the following conditions precedent is satisfied:

                    (a)             Execution and Delivery of Temporary Deferral Agreement. Borrower, Agent and each Lender shall have executed and delivered this Temporary Deferral Agreement to the Agent.

                    (b)            Execution and Delivery of Loan Documents.  Agent shall have received each of the following documents, all of which shall be satisfactory in form and substance to Agent and its counsel:

                                (1)            A certificate of a Responsible Officer of Borrower in the form of Exhibit A attached hereto;
               (2)            A Reaffirmation of Guaranty executed by a Responsible Officer of each Subsidiary Guarantor in the form of Exhibit B attached hereto.

                    (c)             Representations and Warranties. The representations and warranties of the Borrower and the other Credit Parties contained in this Temporary Deferral Agreement, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects as of the Effective Date, with the same effect as though made on such date, except to the extent that any such representation or warranty relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

                    (d)            No Defaults. Other than the Unmatured Events of Default and Events of Default which were the subject of prior waiver pursuant to the First Amended Waiver, no Unmatured Event of Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

        7.               Miscellaneous. The parties hereto hereby further agree as follows:

                    (a)             Costs, Expenses and Taxes. Borrower hereby agrees to pay all reasonable fees, costs and expenses of Agent incurred in connection with the negotiation, preparation and execution of this Temporary Deferral Agreement and the transactions contemplated hereby, including, without limitation, the reasonable fees and expenses of Winston & Strawn, counsel to Agent.

                    (b)            Counterparts. This Temporary Deferral Agreement may be executed in one or more counterparts any of which may be a facsimile, each of which, when executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same document with the same force and effect as if the signatures of all of the parties were on a single counterpart, and it shall not be necessary in making proof of this Temporary Deferral Agreement to produce more than one (1) such counterpart.

                    (c)             Headings. Headings used in this Temporary Deferral Agreement are for convenience of reference only and shall not affect the construction of this Temporary Deferral Agreement.

                    (d)            Integration. This Temporary Deferral Agreement and the Credit Agreement (as modified hereby) constitute the entire agreement among the parties hereto with respect to the subject matter hereof.

                    (e)             Governing Law. THIS TEMPORARY DEFERRAL AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS PRINCIPLES).

                    (f)              Binding Effect. This Temporary Deferral Agreement shall be binding upon and inure to the benefit of and be enforceable by Borrower, Agent and Lenders and their  respective successors and assigns.  Except as expressly set forth to the contrary herein, this Temporary Deferral Agreement shall not be construed so as to confer any right or benefit upon any Person other than Borrower, Agent and the Lenders and their respective successors and permitted assigns.

                    (g)             Temporary Deferral Agreement. The parties hereto agree and acknowledge that nothing contained in this Temporary Deferral Agreement in any manner or respect limits or terminates any of the provisions of the Credit Agreement or any of the other Loan Documents other than as expressly set forth herein and further agree and acknowledge that the Credit Agreement and each of the other Loan Documents remain and continue in full force and effect and are hereby ratified and confirmed.  Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Temporary Deferral Agreement shall not operate as a waiver of any rights, power or remedy of Lenders or Agent under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.  No delay on the part of any Lender or Agent in exercising any of their respective rights, remedies, powers and privileges under the Credit Agreement or any of the Loan Documents or partial or single exercise thereof, shall constitute a waiver thereof.  Borrower acknowledges and agrees that this Temporary Deferral Agreement constitutes a "Loan Document" for purposes of the Credit Agreement, including, without limitation, Sections 9.1 and 11.1 of the Credit Agreement.  None of the terms and conditions of this Temporary Deferral Agreement may be changed, waived, modified or varied in any manner, whatsoever, except in accordance with Section 11.1 of the Credit Agreement.

            (h)       Release of Claims.  Borrower hereby represents and warrants that there are no liabilities, claims, suits, debts, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent (collectively, the "Claims"), which Borrower may have or claim to have against Agent or any Lender, or any of their respective affiliates, agents, employees, officers, directors, representatives, attorneys, successors, or assigns (collectively, the "Lender Released Parties"), which might arise out of or be connected with any act of commission or omission of the Lender Released Parties existing or occurring on or prior to the date of this Agreement, including without limitation any Claims arising with respect to the Credit Agreement or any Loan Documents.  Borrower hereby releases, acquits, and forever discharges the Lender Released Parties from any and all Claims that Borrower may have or claim to have, relating to or arising out of or in connection with the Credit Agreement or any Loan Documents or any other agreement or transaction contemplated thereby or any action taken in connection therewith from the beginning of time up to and including the date of the execution and delivery of this Agreement.  Borrower further agrees forever to refrain from commencing, instituting, or prosecuting any lawsuit, action, or other proceeding against any Lender Released Parties with respect to any and all Claims.

[Signature Page Follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Temporary Deferral Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

BMC INDUSTRIES, INC.

By:  /s/C. E. Petersen

Name:  C. E. Petersen

Title:   Senior Vice President and

Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, in its individual capacity and as Agent

By:  /s/Keith C. Braun

Name:  Keith C. Braun

Title:  Director

By:  /s/Patrick W. Dowling

Name:  Patrick W. Dowling

Title:  Vice President

BANK ONE, NA (Main Office Chicago)

individually as a Lender and as documentation agent

By:  /s/Henry W. Howe

Name:  Henry W. Howe

Title:  Assistant Vice President

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION (f/k/a Norwest Bank Minnesota, National Association)

By:  /s/Scott J. Manookin

Name:  Scott J. Manookin

Title:  Vice President

HARRIS TRUST AND SAVINGS BANK

By:  /s/Lawrence A. Mizena

 Name:  Lawrence A. Mizena

Title:  Vice President

CREDIT AGRICOLE INDOSUEZ

By:  /s/Frederik W. Aase

Name:  Frederik W. Aase

Title:  Vice President

By:  /s/Joseph D. Catarina

Name:  Joseph D. Catarina

Title:  Vice President

WACHOVIA BANK, N.A.

By:  /s/Jason Consoli

Name:  Jason Consoli

Title:  Vice President

UNION BANK OF CALIFORNIA, N.A.

By:  /s/Jeffrey Mumm

Name:  Jeffrey Mumm

Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION

By:  /s/Eric Hayes

Name:  Eric Hayes

Title:  Banking Officer

EXHIBIT A

CERTIFICATE OF OFFICER

        I, the undersigned, Chief Financial Officer and Secretary of BMC Industries, Inc., a Minnesota corporation (the "Borrower"), in accordance with Section 6(b) of that certain Temporary Deferral Agreement dated as of July 30, 2003 (the "Agreement") among  the Borrower, Deutsche Bank Trust Company Americas, as Agent and the financial institutions party to the Credit Agreement (as defined in the Agreement), do hereby certify on behalf of Borrower, the following:

1.         The representations and warranties set forth in Section 5 of the Agreement are true and correct in all material respects as of the date hereof except to the extent such representations and warranties are expressly made as of a specified date in which event such representations and warranties were true and correct in all material respects as of such specified date;

2.         Other than the Unmatured Events of Default and Events of Default which were the subject of prior waiver pursuant to the First Amended Waiver, no Unmatured Event of Default or Event of Default under the Credit Agreement has occurred and is continuing; and

3.         The conditions of Section 6 of the Agreement have been fully satisfied.

Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

[signature page follows]

        IN WITNESS WHEREOF, the undersigned has duly executed and delivered on behalf of Borrower this Certificate of Officer on this 30 day of July, 2003.

BMC INDUSTRIES, INC. By: /s/Curtis E. Petersen Name: Curtis E. Petersen Title: Chief Financial Officer

EXHIBIT B

REAFFIRMATION OF GUARANTY

Each of the undersigned acknowledges receipt of a copy of the Temporary Deferral Agreement dated as of July 30, 2003 among the Borrower, Deutsche Bank Trust Company Americas, as Agent and the financial institutions party to the Credit Agreement (as defined in the Agreement) (the "Agreement").  Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Credit Agreement, as such term is defined in the Agreement.  Each of the undersigned hereby consents to such Agreement and each of the transactions referenced in the Agreement and hereby reaffirms its obligations under the Subsidiary Guarantee Agreement.

Dated as of July 30, 2003.

VISION-EASE LENS, INC.,

                                                                        as Guarantor

                                                                        By:  /s/Curtis E. Petersen

                                                                        Name:  Curtis E. Petersen

                                                                        Title:  Chief Financial Officer

VISION-EASE LENS AZUSA, LLC,

                                                                        as Guarantor

                                                                        By:  /s/Curtis E. Petersen

                                                                        Name:  Curtis E. Petersen

                                                                        Title:  Chief Financial Officer

ANNEX A

INTEREST PAYMENTS

BMC Industries

Interest Payment Date	Facility	Interest Due

July 30, 2003	Term B	$602,043.70

July 31, 2003	Term A	$ 9,883.76

July 31, 2003	Term B	$ 7,462.59

July 31, 2003	Revolver	$ 21,189.24

August 7, 2003	Revolver	$ 46,769.10